                                                                     Exhibit 1.1

                                                                  EXECUTION COPY

                            KIMCO REALTY CORPORATION
                           SERIES C MEDIUM-TERM NOTES
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                   AMENDED AND RESTATED DISTRIBUTION AGREEMENT


July 18, 2006


MERRILL LYNCH & CO.                         J.P. MORGAN SECURITIES INC.
Merrill Lynch, Pierce, Fenner & Smith       270 Park Avenue
            Incorporated                    New York, New York  10017-2070
4 World Financial Center, 15th Floor
New York, New York  10080

BANC OF AMERICA SECURITIES LLC              MORGAN STANLEY & CO. INCORPORATED
Bank of America Corporate Center            1585 Broadway, 2nd Floor
100 North Tryon Street                      New York, New York  10036
Charlotte, North Carolina 28255

BNY CAPITAL MARKETS, INC.                   UBS SECURITIES LLC
1 Wall Street, 18th Floor                   677 Washington Boulevard
New York, New York  10286                   Stamford, Connecticut  06901

CREDIT SUISSE SECURITIES (USA) LLC          WACHOVIA CAPITAL MARKETS, LLC
11 Madison Avenue, 5th Floor                301 S. College Street, NC0600
New York, New York  10010                   Charlotte, North Carolina  28288

GOLDMAN, SACHS & CO.
85 Broad Street, 29th Floor
New York, New York  10004

Ladies and Gentlemen:

         This Amended and Restated Distribution Agreement (as the same may be amended, modified or supplemented from time to time, this "Agreement"), by and among Kimco Realty Corporation, a Maryland corporation (the "Company"), and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, BNY Capital Markets, Inc., Credit Suisse Securities
(USA) LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC (each, an "Agent", and collectively, the "Agents") confirms the agreement between the Company and the Agents with respect to the issue and sale by the Company of its Series C Medium-Term Notes Due Nine Months or More From Date of Issue (the "Notes"). This Agreement amends and restates the Distribution Agreement, dated September 26, 2001, as amended and supplemented by the First Amendment to the Distribution Agreement, dated July 28, 2003 (as amended, the "Original Distribution Agreement") between the Company and the Agents with respect to the issue and sale by the Company's Notes. The Notes are to be issued pursuant to an Indenture, dated as of September 1, 1993, as amended, supplemented or modified from time to time, including the First Supplemental Indenture thereto dated as of August 4, 1994, the Second Supplemental Indenture thereto dated as of April 7, 1995, and the Third Supplemental Indenture thereto dated as of June 2, 2006 (the "Indenture"), between the Company and The Bank of New York, as trustee (the "Trustee"). The Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") under the 1939 Act.
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         This Agreement provides both for the sale of Notes by the Company to one or more Agents as principal for resale to investors and other purchasers and for the sale of Notes by the Company directly to investors (as may from time to time be agreed to by the Company and the applicable Agent), in which case such Agent will act as an agent of the Company in soliciting purchases of the Notes. Whenever the Company determines to make an offering of Notes through you or through an underwriting syndicate managed by you, the Company will enter into an agreement, substantially in the form set forth as Exhibit A hereto, (the "Terms Agreement") setting forth the terms of offer and sale of such Notes of a particular tranche.

         The Company has filed with the Commission an automatic shelf registration statement on Form S-3 (No. 333-133908) which provides for the registration of securities (including the Notes) under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Company has filed such post-effective amendments thereto as may have been required as of the date hereof. Such registration statement (as so amended, if applicable), including any document incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), and any further registration statements which may be filed by the Company for the purpose of registering the Notes and in connection with which this Agreement is included or incorporated by reference as an exhibit, and any prospectus, prospectus supplement and/or pricing supplement deemed or retroactively deemed to be a part thereof that has not been superseded or modified is referred to herein as the "Registration Statement." "Registration Statement" without reference to a time means the Registration Statement as of the time of the first contract of sale of any tranche of Notes, which time shall be considered the "effective date" of the Registration Statement with respect to such Notes. For purposes of the definition of Registration Statement as used herein, information contained in a form of prospectus, prospectus supplement or pricing supplement that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430B of the 1933 Act Regulations ("Rule 430B") shall be considered to be included in the Registration Statement at the time specified in Rule 430B. The prospectus supplement relating to the series of Notes and the base prospectus and all applicable amendments or supplements thereto, in each case immediately prior to the Applicable Time (as defined below), including any document incorporated by reference therein, shall collectively be referred to herein as the "Statutory Prospectus." The "Prospectus" means, collectively, the Statutory Prospectus and the final pricing supplement in the form first filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations ("Rule 424(b)") that discloses the public offering price and other final terms of the Notes of any issue and otherwise satisfies Section 10(a) of the 1933 Act. A "preliminary prospectus" shall be deemed to refer to any prospectus and any prospectus supplement used before the acceptance by the Company of an offer for the purchase of Notes which omitted information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b). For purposes of this Agreement, all references to the Registration Statement, Statutory Prospectus, Prospectus or preliminary prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

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         All references in this Agreement to financial statements and schedules and other information which is "disclosed," "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Statutory Prospectus, Prospectus or preliminary prospectus shall be deemed to include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be a part of or included in the Registration Statement, Statutory Prospectus, Prospectus or preliminary prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, Statutory Prospectus, Prospectus or preliminary prospectus shall be deemed to include the filing of any document under the 1934 Act which is incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be a part of or included in the Registration Statement, Statutory Prospectus, Prospectus or preliminary prospectus, as the case may be.

SECTION 1. Appointment as Agent.

         (a) Appointment. Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell Notes directly on its own behalf, the Company hereby agrees that Notes will be sold to or through the Agents. The Company agrees that it will not appoint any other agents to act on its behalf, or to assist it, in the placement of the Notes. Notwithstanding any provision herein to the contrary, the Company reserves the right to appoint additional agents for the offer and sale of Notes, which agency may be on an on-going basis or on a one-time basis. Any such additional agent shall become a party to this Agreement and shall thereafter be subject to the provisions hereof and entitled to the benefits hereunder upon the execution of a counterpart hereof or other form of acknowledgement of its appointment hereunder.

         (b) Sale of Notes. The Company shall not sell or approve the solicitation of purchases of Notes in excess of the amount which shall be authorized by the Company from time to time. The Agents shall have no responsibility for maintaining records with respect to the aggregate initial offering price of Notes sold, or of otherwise monitoring the availability of Notes for sale, under the Registration Statement.

         (c) Purchases as Principal. The Agents shall not have any obligation to purchase Notes from the Company as principal, but one or more Agents may agree from time to time to purchase Notes as principal for resale to investors and other purchasers determined by such Agent or Agents. Any such purchase of Notes by an Agent as principal shall be made in accordance with Section 3(a) hereof.

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         (d) Solicitations as Agent. If agreed upon by an Agent and the Company, such Agent, acting solely as agent for the Company and not as principal, will solicit purchases of the Notes. Such Agent will communicate to the Company, orally, each offer to purchase Notes solicited by it on an agency basis, other than those offers rejected by such Agent. Such Agent shall have the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, as a whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. The Company may accept or reject any proposed purchase of Notes, in whole or in part. Such Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by it and accepted by the Company. Such Agent shall not have any liability to the Company in the event that any such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Notes to a purchaser whose offer it has accepted, the Company shall (i) hold such Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to such Agent any commission to which it would otherwise be entitled.

         (e) Reliance. The Company and the Agents agree that any Notes purchased from the Company by one or more Agents as principal shall be purchased, and any Notes the placement of which an Agent arranges as an agent of the Company shall be placed by such Agent, in reliance on the representations, warranties, covenants and agreements of the Company contained herein and on the terms and conditions and in the manner provided herein.

SECTION 2. Representations and Warranties.

         (a) The Company represents and warrants to the Agents as of the date hereof, as of the date of each delivery of Notes (whether to one or more Agents as principal or through an Agent as agent) (the date of each such delivery to one or more Agents as principal is referred to herein as a "Settlement Date"), and as of the effectiveness of any amendment to the Registration Statement (including the filing of any document incorporated by reference therein), as of the date of any supplement to the Prospectus, as of the Applicable Time (each of the times referenced above is referred to herein as a "Representation Date"), and agrees with each Agent as follows:

                  (i) Registration Statement and Prospectus. (A) At the time of filing the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the 1933 Act Regulations ("Rule 163(c)")) made any offer relating to the Notes of a particular tranche in reliance on the exemption of Rule 163 of the 1933 Act Regulations ("Rule 163") and (D) as of the date of the execution and delivery of this Agreement and the applicable Terms Agreement, the Company was and is a "well-known seasoned issuer," as defined in Rule 405 of the 1933 Act Regulations ("Rule 405"). The Registration Statement is an "automatic shelf registration statement," as defined in Rule 405, and the Notes, since their registration on the Registration Statement, have been and remain eligible for registration by the Company on a Rule 405 "automatic shelf registration statement." The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the 1933 Act Regulations objecting to the use of the automatic shelf registration statement form.

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                  At the time of filing the Registration Statement, at the
         earliest time thereafter that the Company or another offering participant (after being engaged by the Company in connection therewith) made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Notes of a particular tranche and as of the date the execution and delivery of this Agreement and the applicable Terms Agreement, the Company was not and is not an "ineligible issuer," as defined in Rule 405.

                  (ii) The Registration Statement became effective upon filing under Rule 462(e) of the 1933 Act Regulations ("Rule 462(e)") on May 9, 2006, and any post-effective amendment thereto also became effective upon filing under Rule 462(e). The Company has filed such post-effective amendments to the Registration Statement as may have been required prior to the Company's acceptance of an offer to purchase the Notes. No stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with; at the respective times that the Registration Statement and any post-effective amendment thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission (the "Annual Report on Form 10-K")) became effective, at each deemed effective date with respect to the Agents pursuant to Rule 430B(f)(2) of the 1933 Act Regulations and at the date hereof, the Registration Statement complied in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations, the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each preliminary prospectus and the Statutory Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act Regulations ("Rule 424"), complied when so filed in all material respects with the 1933 Act Regulations; each preliminary prospectus and the Statutory Prospectus delivered to the applicable Agent(s) for use in connection with the offering of Notes are identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  Any offer that is a "written communication" as defined in Rule 405 relating to the Notes of a particular tranche made prior to the filing of the Registration Statement by the Company or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c)) has been filed with the Commission in accordance with the exemption provided by Rule 163 and otherwise complied with the requirements of Rule 163, including without limitation the legending requirement, to qualify such offer for the exemption from Section 5(c) of the 1933 Act provided by Rule 163.

                  As of the Applicable Time with respect to the offering of Notes of a particular tranche, the Issuer Free Writing Prospectus(es) (as defined below), if any, used at or prior to the Applicable Time (including the Final Term Sheet (as defined in Section 4(e)) and the Statutory Prospectus, relating to the offering of the Notes, when considered together (collectively, the "General Disclosure Package") will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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                  As used in this subsection and elsewhere in this Agreement:

                  "Applicable Time" as identified in the applicable Terms Agreement, means the time agreed to by the Company and the applicable Agent(s) at the time of the pricing of the Notes of a particular tranche, which, unless otherwise agreed, shall be the time immediately after the Company and the lead Agent(s) agree on the pricing terms of such Notes.

                  "Issuer Free Writing Prospectus" means any "issuer free writing prospectus," as defined in Rule 433 of the 1933 Act Regulations ("Rule 433"), relating to the Notes of a particular tranche in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company's records pursuant to Rule 433(g) and identified in the applicable Terms Agreement.

                  Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the earlier of, the completion of the public offer and sale of the Notes of a particular tranche (as communicated to the Company by the Agent(s)) and nine months from the date of the applicable Terms Agreement or until any earlier date that the Company notified or notifies the applicable Agent(s) as described in Section 4(c), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement.

                  The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by any Agent through you expressly for use therein.

                  (iii) Accountants. The accountants who certified the financial statements, financial statement schedules and historical summaries of revenue and certain operating expenses for the properties related thereto included or incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                  (iv) Financial Statements. The historical financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; except as may otherwise be stated in the Registration Statement, the Prospectus or the General Disclosure Package, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved; and the financial statement schedules and other financial information and data included or incorporated by reference in the Registration Statement, the Prospectus and the General Disclosure Package present fairly the information required to be stated therein.

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                  (v) Summaries of Revenue and Certain Operating Expenses, etc.
         The historical summaries of revenue and certain operating expenses included or incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package present fairly the revenue and those operating expenses included in such summaries for the periods specified in conformity with generally accepted accounting principles; the pro forma financial statements included or incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package, if any, present fairly the pro forma financial position of the Company and its consolidated subsidiaries as at the dates indicated and the pro forma results of their operations for the periods specified; and the pro forma financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, the assumptions on which such pro forma financial statements have been prepared are reasonable and are set forth in the notes thereto, such pro forma financial statements have been prepared, and the pro forma adjustments set forth therein have been applied, in accordance with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations, and such pro forma adjustments have been properly applied to the historical amounts in the compilation of such statements; other than as set forth therein, the Company is not required to include any financial statements pursuant to Rule 3-05 or Rule 3-14 or pro forma financial statements in the Registration Statement, the General Disclosure Package or the Prospectus under the 1933 Act or the 1933 Act Regulations or under the 1934 Act or the 1934 Act Regulations; and all disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus, if any, regarding "non-GAAP financial measures" (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the 1934 Act and Item 10 of Regulation S-K of the 1933 Act Regulations, to the extent applicable.

                  (vi) Material Changes or Material Transactions. Since the respective dates as of which information is given in the Registration Statement, the Prospectus or the General Disclosure Package, except as may otherwise be stated therein or contemplated thereby, (1) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business and (2) there have been no transactions entered into by the Company or any of its subsidiaries other than those in the ordinary course of business that are material with respect to the Company and its subsidiaries considered as one enterprise.

                  (vii) Due Incorporation and Qualification. The Company has been duly incorporated and is validly existing as a corporation under the laws of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and the General Disclosure Package; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

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                  (viii) Subsidiaries. Each significant subsidiary (as defined in Rule 1-02 of Regulation S-X promulgated under the 1933 Act) of the Company (each, a "Significant Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and the General Disclosure Package and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except for security interests granted in respect of indebtedness of the Company or any of its subsidiaries and referred to in the Prospectus and the General Disclosure Package.

                  (ix) Authorization and Validity of this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company and, upon execution and delivery by the Agents, will constitute a valid and legally binding agreement of the Company.

                  (x) Authorization and Validity of the Indenture. The Indenture has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights generally or by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by (1) requirements that a claim with respect to any debt securities issued or issuable under the Indenture that are payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (2) governmental authority to limit, delay or prohibit the making of payments outside the United States; and the Indenture has been duly qualified under the 1939 Act.

                  (xi) Authorization and Validity of the Notes. The Notes have been duly and validly authorized for offering, issuance and sale pursuant to this Agreement and, when issued, authenticated and delivered pursuant to the provisions of the Indenture, against payment of the consideration therefor specified in the Prospectus or agreed upon pursuant to the provisions of this Agreement, the Notes will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights generally or by general equity principles (regardless of whether enforcement is considered in a preceding in equity or at law), and except further as enforcement thereof may be limited by (1) requirements that a claim with respect to any Notes payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate or exchange prevailing on a date determined pursuant to applicable law or (2) governmental authority to limit, delay or prohibit the making of payments outside the United States; the Notes will be substantially in the form heretofore delivered to the Agents and such Notes and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Registration Statement, the Prospectus and the General Disclosure Package; and each holder of Notes will be entitled to the benefits of the Indenture.

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                  (xii) No Defaults. Neither the Company nor any of its
         subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for any such violation or default that would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; the execution, delivery and performance of this Agreement and the Indenture and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and do not and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any applicable law, administrative regulation or administrative or court order or decree.

                  (xiii) Regulatory Approvals. No authorization, approval, consent order or decree of any court or governmental authority or agency, domestic or foreign, is necessary or required that has not been obtained in connection with the consummation by the Company of the transactions contemplated by this Agreement, the applicable Terms Agreement or the Indenture, except such as may be required under the 1933 Act, the 1939 Act or the 1933 Act Regulations or state securities laws or real estate syndication laws.

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                  (xiv) Qualification as Real Estate Investment Trust. The
         Company has operated and intends to continue to operate in such a manner as to qualify to be taxed as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended (the "Code"), for the taxable year in which sales of Notes are to occur, unless otherwise specified in the Prospectus and the General Disclosure Package.

                  (xv) Commodity Exchange Act. The Notes, upon issuance, will be excluded or exempted under, or beyond the purview of, the Commodity Exchange Act, as amended (the "Commodity Exchange Act"), and the rules and regulations of the Commodity Futures Trading Commission under the Commodity Exchange Act (the "Commodity Exchange Act Regulations").

                  (xvi) Investment Company Act. Neither the Company nor any of its subsidiaries is, and upon the issuance and sale of the Notes as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus and the General Disclosure Package, will be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

                  (xvii) Legal Proceedings; Contracts. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or affecting, the Company or any of its subsidiaries, which (1) is required to be disclosed in the Registration Statement and the Prospectus (other than as disclosed therein), (2) might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or (3) might materially and adversely affect the properties or assets thereof or the consummation of this Agreement, the applicable Terms Agreement or the Indenture or the transactions contemplated herein or therein; all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of its property or assets is the subject which are not described in the Registration Statement, the Prospectus and the General Disclosure Package, including ordinary routine litigation incidental to the business, are considered in the aggregate, not material; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

                  (xviii) Licenses. The Company and its subsidiaries possess such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, other than those the failure to possess or own would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                  (xix) Intellectual Property. Neither the Company nor any of its subsidiaries is required to own or possess any trademarks, service marks, trade names or copyrights in order to conduct the business now operated by it, other than those the failure to possess or own would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                  (xx) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission promulgated thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Registration Statement, the Prospectus or the General Disclosure Package, as the case may be, (a) at the time the Registration Statement became effective, (b) at the earlier of the time the Prospectus was first used and the date and time of the first contract of sale of the Notes of a particular tranche and (c) as of each Representation Date, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (xxi) Properties and Assets of Company. Except as otherwise disclosed in the Registration Statement, the Prospectus and the General Disclosure Package and except as would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise: (i) all properties and assets described in the Registration Statement, the Prospectus or the General Disclosure Package are owned with good and marketable title by the Company, its subsidiaries and/or a joint venture or partnership in which any such party is a participant (a "Related Entity"); (ii) all of the leases under which any of the Company, its subsidiaries or, to the knowledge of the Company, Related Entities holds or uses real properties or assets as a lessee are in full force and effect, and neither the Company nor any of its subsidiaries or, to the knowledge of the Company, Related Entities is in material default in respect of any of the terms or provisions of any of such leases and no claim has been asserted by anyone adverse to any such party's rights as lessee under any of such leases, or affecting or questioning any such party's right to the continued possession or use of the leased property or assets under any such leases; (iii) all liens, charges, encumbrances, claims or restrictions on or affecting the properties and assets of any of the Company or its subsidiaries or Related Entities which are required to be disclosed in the Registration Statement or the Prospectus are disclosed therein; (iv) neither the Company nor any of its subsidiaries or, to the knowledge of the Company, Related Entities nor any lessee of any portion of any such party's properties is in default under any of the leases pursuant to which any of the Company or its subsidiaries or, to the knowledge of the Company, Related Entities leases its properties and neither the Company nor any of its subsidiaries or Related Entities knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases;
         (v) no tenant under any of the leases pursuant to which any of the Company or its subsidiaries or, to the knowledge of the Company, Related Entities leases its properties has an option or right of first refusal to purchase the premises demised under such lease; (vi) each of the properties of any of the Company or, to the knowledge of the Company, its subsidiaries or Related Entities complies with all applicable codes and zoning laws and regulations; and (vii) neither the Company nor any of its subsidiaries has knowledge of any pending or threatened condemnation, zoning change or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on, or access to the properties of any of the Company or its subsidiaries or Related Entities.

                  (xxii) Title Insurance. Title insurance in favor of the mortgagee or the Company, its subsidiaries and/or its Related Entities is maintained with respect to each shopping center property owned by any such entity in an amount at least equal to (a) the cost of acquisition of such property or (b) the cost of construction of such property (measured at the time of such construction), except, in each case, where the failure to maintain such title insurance would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                  (xxiii) Non-Convertible Indebtedness. The mortgages and deeds of trust encumbering the properties and assets described in the Registration Statement, the Prospectus or the General Disclosure Package are not convertible nor does any of the Company or its subsidiaries hold a participating interest therein.

                  (xxiv) Authorization of Partnership and Joint Venture Agreements. Each of the partnership and joint venture agreements to which the Company or any of its subsidiaries is a party, and which relates to real property described in the Registration Statement, the Prospectus or the General Disclosure Package, has been duly authorized, executed and delivered by such applicable party and constitutes the valid agreement thereof, enforceable in accordance with its terms, except as limited by (a) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors or
         (b) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought, and the execution, delivery and performance of any of such agreements did not, at the time of execution and delivery, and does not constitute a breach of, or default under, the charter or by-laws of such party or any material contract, lease or other instrument to which such party is a party or by which its properties may be bound or any law, administrative regulation or administrative or court decree.

                  (xxv) Hazardous Materials. None of the Company or any of its subsidiaries has any knowledge of (a) the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the properties owned by it or the Related Entities, or (b) any unlawful spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring off such properties as a result of any construction on or operation and use of such properties which presence or occurrence would have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and in connection with the construction on or operation and use of the properties owned by the Company, its subsidiaries and Related Entities, each of the Company and its subsidiaries represents that it has no knowledge of any material failure to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials.

                  (xxvi) Ratings. The Medium-Term Note Program under which the Notes are issued (the "Program"), as well as the Notes, are rated Baa1 by Moody's Investors Service, Inc. and A- by Standard & Poor's Ratings Services, or such other rating as to which the Company shall have most recently notified the Agents pursuant to Section 4(a)(vii) hereof.

                  (xxvii) Maintenance of Internal Accounting Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that
         (1) transactions are executed in accordance with management's general or specific authorization; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, the Prospectus and the General Disclosure Package, since the end of the Company's most recent audited fiscal year, there has been
         (I) no material weakness in the Company's internal control over financial reporting (whether or not remediated) and (II) no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

                  The Company and its consolidated subsidiaries employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms, and is accumulated and communicated to the Company's management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

                  (xxviii) Compliance With Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company's directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes-Oxley Act"), including Section 402 related to loans and Sections 302 and 906 related to certifications.

                  (xxix) Pending Proceedings. The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the 1933 Act, and the Company is not the subject of a pending proceeding under Section 8A of the 1933 Act in connection with the offering of the Notes.

         (b) Additional Certifications. Any certificate signed by any director or officer of the Company or any of its subsidiaries and delivered to one or more Agents or to counsel for the Agents in connection with an offering of Notes to one or more Agents as principal or through an Agent as agent shall be deemed a representation and warranty by the Company to such Agent or Agents as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

SECTION 3. Purchases as Principal; Solicitations as Agent.

         (a) Purchases as Principal. Unless otherwise agreed to in the applicable Terms Agreement, Notes shall be purchased by the Agents, individually or in a syndicate as principal. Such purchases shall be made in accordance with terms agreed upon by one or more Agents and the Company (which terms, unless otherwise agreed, shall, to the extent applicable, include those terms specified in Exhibit A hereto and be agreed upon orally, with written confirmation prepared by such Agent or Agents and mailed to the Company). An Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Unless the context otherwise requires, references herein to "this Agreement" shall include the agreement of one or more Agents to purchase Notes from the Company as principal. Each purchase of Notes, unless otherwise agreed in the applicable Terms Agreement, shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in Schedule A hereto. The Agents may engage the services of any other broker or dealer in connection with the resale of the Notes purchased by them as principal and may allow all or any portion of the discount received in connection with such purchases from the Company to such brokers and dealers. At the time of each purchase of Notes from the Company by one or more Agents as principal, such Agent or Agents shall specify the requirements for the stand-off agreement, officers' certificate, opinions of counsel and comfort letter pursuant to Sections 4(j), 7(b), 7(c) and 7(d) hereof.

         If the Company and two or more Agents enter into a Terms Agreement pursuant to which such Agents agree to purchase Notes from the Company as principal and one or more of such Agents shall fail at the Settlement Date to purchase the Notes which it or they are obligated to purchase (the "Defaulted Notes"), then the nondefaulting Agents shall have the right, within 24 hours thereafter, to make arrangements for one of them or one or more other Agents or underwriters, reasonably acceptable to the Company, to purchase all, but not less than all, of the Defaulted Notes in such amounts as may be agreed upon and upon the terms herein set forth; provided, however, that if such arrangement shall not have been completed within such 24-hour period, then:

                  (i) if the aggregate principal amount of Defaulted Notes does not exceed 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the Settlement Date, the nondefaulting Agents shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective initial underwriting obligations bear to the underwriting obligations of all nondefaulting Agents; or

                  (ii) if the aggregate principal amount of Defaulted Notes exceeds 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the Settlement Date, such agreement shall terminate without liability on the part of any nondefaulting Agent.

No action taken pursuant to this paragraph shall relieve any defaulting Agent from liability in respect of its default. In the event of any such default which does not result in a termination of such agreements, either the nondefaulting Agents or the Company shall have the right to postpone the Settlement Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

         (b) Solicitations as Agent. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, when agreed by the Company and an Agent in the applicable Terms Agreement, such Agent, as an agent of the Company, will use its reasonable efforts to solicit offers for the purchase of Notes upon the terms and conditions set forth herein and in the Prospectus. The Agents are not authorized to appoint sub-agents with respect to Notes sold through them as agent. All Notes sold through an Agent as agent will be sold at 100% of their principal amount unless otherwise agreed to by the Company and such Agent.

         The Company reserves the right, in its sole discretion, to suspend solicitation of offers for the purchase of Notes through an Agent, as an agent of the Company, commencing at any time for any period of time or permanently. As soon as practicable after receipt of instructions from the Company, such Agent will suspend solicitation of offers for the purchase of Notes from the Company until such time as the Company has advised such Agent that such solicitation may be resumed.

         The Company agrees to pay each Agent a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each Note sold by the Company as a result of a solicitation made by such Agent, as an agent of the Company, as set forth in Schedule A hereto unless otherwise agreed in the applicable Terms Agreement.

         (c) Administrative Procedures. The purchase price, interest rate or formula, maturity date and other terms of the Notes (as applicable), as specified in the applicable Terms Agreement, in the form attached hereto as Exhibit A, shall be agreed upon by the Company and the applicable Agent or Agents and specified in a pricing supplement to the Prospectus (each, a "Pricing Supplement") to be prepared by the Company in connection with each sale of Notes. Except as may be otherwise specified in the applicable Terms Agreement and the applicable Pricing Supplement, the Notes will be issued in denominations of U.S. $1,000 or any larger amount that is an integral multiple of U.S. $1,000. Administrative procedures with respect to the issuance and sale of the Notes shall be agreed upon from time to time by the Company, the Agents and the Trustee (the "Procedures"). The Agents and the Company agree to perform, and the Company agrees to cause the Trustee to agree to perform, their respective duties and obligations specifically provided to be performed by them in the Procedures.

SECTION 4. Covenants of the Company.

         The Company covenants with the Agents as follows:

         (a) The Company will file each Statutory Prospectus pursuant to and in accordance with Rule 424(b) within the time period prescribed therein. Prior to the termination of the offering of any tranche of Notes, the Company will not file any amendment to the Registration Statement or supplement to the Prospectus or Statutory Prospectus (except for a supplement relating to an offering of securities other than the Notes) unless the Company has furnished to the related Agent(s) a copy for their review prior to filing and will not file any such proposed amendment or supplement to which such Agent(s) may reasonably object. Subject to the foregoing sentence, the Company will cause each supplement to the Prospectus or Statutory Prospectus to be filed with the Commission as required pursuant to Rule 424 (without reliance on Rule 424(b)(8) of the 1933 Act Regulations ("Rule 424(b)(8)")). The Company will promptly advise such Agent(s)
(i) when each supplement to the Prospectus or Statutory Prospectus shall have been filed with the Commission pursuant to Rule 424 (the filing of any such supplement on EDGAR shall be deemed notice by the Company to the Agents), (ii) when any amendment to the Registration Statement shall have become effective (for so long as the Registration Statement is an "automatic shelf registration statement" within the meaning of Rule 405, the filing of any such amendment on EDGAR shall be deemed notice of effectiveness by the Company to the Agents),
(iii) of any request by the Commission for any amendment to the Registration Statement or amendment to or supplement to the Prospectus or Statutory Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose or of any examination pursuant to Section 8(e) of the 1933 Act with respect to the Registration Statement, (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Notes, (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (vii) any change in the rating assigned by any nationally recognized statistical rating organization to any debt securities of the Company or the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review, with possible negative implications, its rating of any debt securities of the Company. The Company will make every reasonable effort to prevent the issuance of any such stop order and, if any stop order is issued, to obtain the lifting thereof as soon as reasonably possible. The Company shall pay the required Commission filing fees relating to the Notes within the time required by Rule 456(b)(1)(i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations (including, if applicable, by updating the "Calculation of Registration Fee" table in accordance with Rule 456(b)(1)(ii) of the 1933 Act Regulations either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).

         (b) The Registration Statement is an "automatic shelf registration statement," as defined in Rule 405, that initially became effective within three years of the date hereof. If immediately prior to the third anniversary (the "Renewal Deadline") of the initial effective date of the automatic shelf registration statement relating to the Notes, any of the Notes remain unsold by the Agent(s), the Company will, prior to the Renewal Deadline, file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Notes, in a form satisfactory to the Agents. If the Company is no longer eligible to file an automatic shelf registration statement, the Company will, prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Notes, in a form satisfactory to the Agents, and will use its reasonable best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other reasonable action necessary or appropriate to permit the public offering and sale of the Notes to continue as contemplated in the expired registration statement relating to the Notes. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

         (c) If, at any time when a prospectus relating to the Notes is required to be (or, but for the exemption in Rule 172 of the 1933 Act Regulations, would be required to be) delivered under the 1933 Act, any event occurs as a result of which, in the opinion of counsel for the Agents or counsel for the Company, the Registration Statement, General Disclosure Package or the Prospectus, as then supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, any facts or events arise which, individually or in the aggregate, would represent a fundamental change in the information set forth in the Registration Statement, the General Disclosure Package or the Prospectus, or if it shall be necessary, in the opinion of either such counsel, to amend the Registration Statement, file a new registration statement or to supplement the Prospectus to comply with the 1933 Act or the 1934 Act or the respective rules and regulations thereunder, the Company promptly will (i) notify such Agent to suspend the solicitation of offers to purchase Notes (and, if so notified, such Agent shall forthwith suspend such solicitation and cease using the Prospectus as then amended or supplemented), (ii) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement or new registration statement which will correct such statement or omission or an amendment or supplement which will effect such compliance and
(iii) will supply any such amended or supplemented Prospectus or new registration statement to such Agent in such quantities as such Agent may reasonably request. If such amendment or supplement, and any documents, certificates and opinions furnished to such Agent pursuant to paragraph (i) of this Section 4 in connection with the preparation or filing of such amendment or supplement are reasonably satisfactory in all respects to such Agent, such Agent will, upon the filing of such amendment or supplement with the Commission and upon the effectiveness of an amendment to the Registration Statement (or new registration statement) if such an amendment is required, resume such Agent's obligation to solicit offers to purchase Notes hereunder. If, prior to the completion of the public offer and sale of the Notes (as communicated to the Company by the Agents), at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement (or any other registration statement relating to the Notes) or Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly (i) notify the applicable Agent(s) and (ii) amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

         (d) With respect to any issue of Notes, the Company represents and agrees that, unless it obtains the prior consent of the related Agent(s), it will not make any offer relating to the Notes that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405, that is required to be filed with the Commission or retained by the Company under Rule 433; provided that the prior written consent of the Agent(s) hereto shall be deemed to have been given in respect to the Issuer Free Writing Prospectus(es) listed in the applicable Terms Agreement. Any such free writing prospectus consented to by such Agent(s) is hereinafter referred to as a "Permitted Free Writing Prospectus." The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an "issuer free writing prospectus," as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping.

         (e) The Company will prepare a final term sheet (the "Final Term Sheet") relating to the final terms of the Notes, in the form attached to the form of Terms Agreement, and will file such Final Term Sheet within the period required by Rule 433(d)(5)(ii). Any such Final Term Sheet is an Issuer Free Writing Prospectus and a Permitted Free Writing Prospectus for purposes of this Agreement. In addition to the foregoing, the Agent may, without consent of the Company, use a free writing prospectus (including customary Bloomberg emails containing pricing terms) that contains substantially only (a) (i) information describing the preliminary terms of the Notes or their offering, (ii) information that describes the final terms of the Notes or their offering and that is included in the Final Term Sheet of the Company contemplated in the first sentence of this subsection or (iii) information permitted by Rule 134 under the 1933 Act or (b) other information that is not "issuer information," as defined in Rule 433.

         (f) The Company will deliver to the Agents as many signed and conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as the Agents reasonably request. The Company will furnish to the Agents as many copies of the Prospectus and any Issuer Free Writing Prospectus (in each case, as amended or supplemented) as the Agents reasonably request so long as the Agents are required to deliver a Prospectus in connection with sales or solicitations of offers to purchase the Notes.

         (g) As soon as practicable, but in any event not later than 16 months after any Settlement Date, the Company will make generally available to its security holders and to the Agents an earnings statement covering a period of at least 12 months beginning after the effective date of the Registration Statement and otherwise satisfying the provisions of and provide the benefits contemplated by Section 11(a) of the 1933 Act and Rule 158 under the 1933 Act.

         (h) The Company will endeavor, in cooperation with the Agents, to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Agents may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Notes; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been qualified as above provided. The Company will promptly advise the Agents of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any such state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

         (i) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Notes, will file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15(d) of the 1934 Act within the time periods prescribed by the 1934 Act and the 1934 Act Regulations.

         (j) If specified by the applicable Agent or Agents in connection with a purchase of Notes from the Company as principal, between the date of the agreement to purchase such Notes and the Settlement Date with respect to such purchase, the Company will not, without the prior written consent of such Agent or Agents, offer or sell, grant any option for the sale of, or enter into any agreement to sell, any debt securities of the Company (other than the Notes that are to be sold pursuant to such agreement, commercial paper in the ordinary course of business or assumptions of mortgages on acquired properties).

         (k) The Company will continue to elect to qualify as a "real estate investment trust" under the Code and will use its best efforts to continue to qualify as a "real estate investment trust" for so long as the Company's board of directors deems it in the best interest of the Company and its shareholders to remain so qualified.

         (l) The Company will use the net proceeds received by it from the issuance and sale of the Notes in the manner specified in the Prospectus.

SECTION 5. Conditions of Agents' Obligations.

         The obligations of the Agents to purchase Notes as principal and to solicit offers to purchase the Notes as agent of the Company, and the obligations of any purchasers of the Notes sold through an Agent as agent, will be subject to the accuracy of the representations and warranties on the part of the Company herein and to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Company of all its covenants and agreements herein contained and to the following additional conditions precedent:

         (a) Effectiveness of Registration Statement. At the Settlement Date,
(i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings therefor have been initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Agents, (ii) each preliminary prospectus and the Prospectus containing the Rule 430B Information shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) without reliance on Rule 424(b)(8) (or a post-effective amendment providing such information shall have been filed and become effective in accordance with the requirements of Rule 430B), (iii) the Final Term Sheet and any other material required to be filed by the Company pursuant to Rule 433(d) of the 1933 Act Regulations shall have been filed with the Commission within the applicable time periods prescribed for such filings under such Rule 433, (iv) the Company shall have paid the required Commission filing fees relating to Notes of a particular tranche within the time period required by Rule 456(b)(1)(i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations and, if applicable, shall have updated the "Calculation of Registration Fee" table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b), (v) the rating assigned by any nationally recognized statistical rating organization to any debt securities of the Company as of the date of the applicable Terms Agreement shall not have been lowered or withdrawn since such date nor shall any such rating organization have publicly announced that it has any debt securities of the Company under surveillance or review and (vi) there shall not have come to your attention any facts that would cause you to believe that the Prospectus, at the time it was required to be delivered or made available to purchasers of Notes of a particular tranche, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

         (b) Legal Opinions. On the date hereof, the Agents shall have received the following legal opinions, dated as of the date hereof and in form and substance satisfactory to the Agents:

                  (1) Opinion of Company Counsel. The favorable opinion of Latham & Watkins LLP, counsel to the Company, to the effect that:

                           (i) The Indenture is the valid and legally binding
                  agreement of the Company, enforceable against the Company in accordance with its terms.

                           (ii) The Notes, when executed, issued and
                  authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Agents in accordance with the terms of the applicable Terms Agreement, will be valid and legally binding obligations of the Company, enforceable in accordance with their terms.

                           (iii) The statements in the Prospectus and the
                  Prospectus Supplement under the caption "Description of Notes," insofar as they purport to describe or summarize certain provisions of the Notes or the Indenture, are accurate descriptions or summaries in all material respects.

                           (iv) The Indenture has been qualified under the 1939
                  Act.

                           (v) The Registration Statement has become effective
                  under the 1933 Act; any required filing of the Statutory Prospectus and the final pricing supplement relating to the Notes of a particular tranche, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) (assuming the date it is "first used" within the meaning of Rule 424(b) is the date of the pricing of the Notes). With the consent from the Agents and their counsel, and, to the best of such counsel's knowledge, based solely on telephonic advice from the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings therefore have been initiated by the Commission.

                           (vi) The Registration Statement and the Prospectus,
                  as of their respective effective or issue dates, appeared on their face to be appropriately responsive in all material respects to the requirements for registration statements on Form S-3 under the 1933 Act and the 1933 Act Regulations; it being understood, however, that no opinion need be rendered with respect to Regulation S-T, the Statement of Eligibility of the trustee on Form T-1 or the financial statements, schedules, or other financial and statistical data included in, incorporated by reference in, or omitted from, the Registration Statement or the Prospectus; and it being understood, further, that in passing upon the compliance as to form of the Registration Statement and the Prospectus, such counsel may assume that the statements made therein are correct and complete.

                           (vii) Each document incorporated by reference in the
                  Registration Statement or the Prospectus or any Prospectus Supplement, if any, as of its respective filing date, appeared on its face to be appropriately responsive in all material respects to the applicable requirements for reports on Forms 10-K, 10-Q and 8-K, and definitive proxy statements under Regulation 14A, as the case may be, under the 1934 Act and the 1934 Act Regulations; it being understood, however, that no opinion need be rendered with respect to Regulation S-T, the Statement of Eligibility of the trustee on Form T-1 or the financial statements, schedules, or other financial and statistical data included in, incorporated by reference in, or omitted from, the Registration Statement or the Prospectus; and it being understood, further, that in passing upon the compliance as to form of such incorporated documents, such counsel may assume that the statements made therein are correct and complete.

                           (viii) The execution and delivery of this Agreement
                  and the applicable Terms Agreement and the issuance and sale of the Notes by the Company to the Agents pursuant to the applicable Terms Agreement on the date thereof, do not require any consents, approvals, or authorizations, to be obtained by the Company with, any governmental authority under any federal or New York State statute, rule or regulation applicable to the Company that have not been obtained or made except such as may be required under the 1933 Act, the 1934 Act, the 1939 Act or the rules and regulations of the Commission thereunder and state securities or real estate syndication laws.

                           (ix) The statements contained in the Prospectus under
                  the captions "Material United States Federal Income Tax Considerations to us of our REIT Election" and "Certain United States Federal Income Tax Considerations", insofar as they purport to summarize certain provisions of the statutes and regulations referred to therein, are accurate summaries in all material respects.

                           (x) The Company is not, and immediately after giving
                  effect to the sale of the Notes in accordance with this Agreement and the application of the proceeds as described in the Prospectus under the caption "Use of Proceeds," will not be required to be registered as an "investment company" within the meaning of the 1940 Act.

                           (xi) Commencing with the Company's taxable year
                  beginning January 1, 1992, the Company has been organized in conformity with the requirements for qualification as a "real estate investment trust", and its method of operation will enable it to meet the requirements for qualification and taxation as a "real estate investment trust" under the Code, provided that such counsel's opinion as to this matter shall be conditioned upon certain representations as to factual matters made by the Company to such counsel as described therein.

                           The opinions rendered in (i) and (ii) of subsection
                  (b)(1) are subject to the following exceptions, limitations and qualifications: (i) the effect of bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws relating to or affecting the rights and remedies of creditors; (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law (including the possible unavailability of specific performance or injunctive relief), concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of the court before which any proceeding therefor may be brought; (iii) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution is contrary to public policy; or (iv) no opinion need be rendered concerning the enforceability of the waiver of rights or defenses contained in Section 514 of the Indenture.

                  (2) The favorable opinion of Venable LLP, Maryland counsel to the Company, to the effect that:

                           (i) The Company is a corporation duly incorporated
                  and existing under the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland.

                           (ii) The Company has the corporate power to own,
                  lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement and the applicable Terms Agreement.

                           (iii) The execution and delivery of this Agreement
                  and the applicable Terms Agreement have been duly authorized by the Company. This Agreement and the applicable Terms Agreement have been duly executed and, so far as is known to such counsel, delivered by the Company to the Agents.

                           (iv) The execution of the Indenture has been duly
                  authorized by the Company and the Indenture has been executed and, so far as is known to such counsel, delivered by the Company.

                           (v) The execution, delivery and performance of the
                  Notes have been duly authorized by the Company and the Notes have been duly executed and, so far as is known to such counsel, delivered by the Company.

                  (3) The favorable opinion of Robert P. Schulman, Esq., counsel for the Company, to the effect that:

                           (i) To the best of his knowledge and information,
                  there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the General Disclosure Package and the Prospectus, other than those disclosed therein, and all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of the property of the Company or its subsidiaries is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material.

                           (ii) The Company is duly qualified as a foreign
                  corporation to transact business and is in good standing in each jurisdiction in which it owns or leases real property, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                           (iii) To the best of his knowledge and information,
                  there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed as exhibits thereto, the descriptions thereof or references thereto are correct, and, to the best of his knowledge and information, no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage (except as otherwise described in the Prospectus), loan agreement, note, lease or other instrument so described, referred to or filed which would have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or business prospects of the Company and its subsidiaries considered as one enterprise.

                           (iv) To the best of his knowledge and information,
                  the execution and delivery of this Agreement, the applicable Terms Agreement and the Indenture and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in violation of the provisions of the charter or by-laws of the Company or any applicable law, administrative regulation or administrative or court order or decree.

                           (v) Each of the partnership and joint venture
                  agreements to which the Company or any of its subsidiaries is a party, and which relates to real property described in the Prospectus, has been duly authorized, executed and delivered by such applicable party and constitutes the valid agreement thereof, enforceable in accordance with its terms, except as limited by bankruptcy and general equitable principles and the execution, delivery and performance of any of such agreements did not, at the time of execution and delivery, and does not constitute a breach of, or default under, the charter or by-laws of such party or any material contract, lease or other instrument to which such party is a party or by which its properties may be bound or any law, administrative regulation or administrative or court decree.

                           (vi) The Company, its respective subsidiaries and its
                  Related Entities hold title to the properties and assets described in the Prospectus, subject only to the liens and encumbrances securing indebtedness reflected in the Prospectus and such other liens, encumbrances and matters of record which do not materially and adversely affect the value of such properties and assets considered in the aggregate.

                           (vii) Each Significant Subsidiary of the Company has
                  been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and, to the best of his knowledge and information, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases real property, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of their knowledge and information, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except for security interests granted in respect of indebtedness of the Company or any of its subsidiaries and described in the Prospectus.

                  (4) Opinion of Counsel to the Agents. The favorable opinion of Sidley Austin LLP, counsel to the Agents, covering the matters referred to in subsection (b)(1) under the subheadings (i) to (vi) inclusive and in subsection (b)(2) under the subheadings (i) and (iii) of this
         Section 5.

                  (5) Disclosure Statement. In giving their opinions required by subsections (b)(1) and (b)(4), respectively, of this Section 5, Latham & Watkins LLP and Sidley Austin LLP shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement or any amendment thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom and the Form T-1, as to which they need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; that the Registration Statement, including the Rule 430B Information (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom and the Form T-1, as to which they need make no statement), at each deemed effective date with respect to the Agents pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom and the Form T-1, as to which they need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at such Settlement Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. In addition, nothing has come to their attention that would lead them to believe that the General Disclosure Package, other than the financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which they need make no statement, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading. With respect to statements contained in the General Disclosure Package, any statement contained in any of the constituent documents shall be deemed to be modified or superseded to the extent that any information contained in subsequent constituent documents modifies or replaces such statement.

                  (6) In giving their opinions, Latham & Watkins LLP, Robert P. Schulman, Esq., or other counsel satisfactory to the Agents, and Sidley Austin LLP may rely, (i) as to matters involving the laws of the State of Maryland upon the opinion of Venable LLP (or other counsel reasonably satisfactory to counsel for the Agents in form and substance satisfactory to counsel for the Agents), (ii) as to all matters of fact, upon certificates and written statements of officers and employees of and accountants for the Company and (iii) as to the qualification and good standing of the Company or any of its subsidiaries to do business in any state or jurisdiction, upon certificates of appropriate government officials or opinions of counsel in such jurisdictions.

         (c) Officer's Certificate. On the date hereof, the Agents shall have received a certificate of the Chief Executive Officer, President or Vice President of the Company and the chief financial officer or chief accounting officer of the Company, dated as of the date hereof, to the effect that (i) since the respective dates as of which information is given in the Registration Statement and the Statutory Prospectus or since the date of any agreement by one or more Agents to purchase Notes as principal, there has not been any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) the representations and warranties of the Company contained in
Section 2 hereof are true and correct with the same force and effect as though expressly made at and as of the date of such certificate, and (iii) the Company has performed or complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such certificate.

         (d) Comfort Letter of PricewaterhouseCoopers LLP. On the date hereof, the Agents shall have received a letter from PricewaterhouseCoopers LLP dated as of the date hereof and in form and substance satisfactory to the Agents, to the effect that:

                  (i) They are independent accountants with respect to the Company within the meaning of the 1933 Act and the 1933 Act Regulations.

                  (ii) It is their opinion that the audited consolidated financial statements and related financial statement schedules of the Company and the historical summaries of revenue and certain operating expenses for the properties related thereto included or incorporated by reference in the Registration Statement or the Statutory Prospectus and audited by them and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations.

                  (iii) They have performed limited procedures, not constituting an audit, including a reading of the latest available unaudited interim consolidated financial statements of the Company, a reading of the minute books of the Company, inquiries of certain officials of the Company who have responsibility for financial and accounting matters, a review of interim financial information in accordance with standards established by the American Institute of Certified Public Accountants in Statement on Audited Standards No. 100, Interim Financial Information ("SAS 100") and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that (1) the unaudited financial statements and financial statement schedules of the Company included or incorporated by reference in the Registration Statement or the Statutory Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement or the Statutory Prospectus or (2) at a specified date not more than five business days prior to the date of such letter, there has been any change in the capital stock of the Company or in the consolidated long term debt of the Company or any decrease in the net assets of the Company, as compared with the amounts shown in the most recent consolidated balance sheet included or incorporated by reference in the Registration Statement or the Statutory Prospectus or, during the period from the date of the most recent consolidated statement of operations included or incorporated by reference in the Registration Statement or the Statutory Prospectus to a specified date not more than five business days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues, or decrease in net income or net income per share of the Company, except in all instances for changes, increases or decreases which the Registration Statement or the Statutory Prospectus disclose have occurred or may occur.

                  (iv) In addition to the audit referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement or the Prospectus and which are specified by the Agents, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

         (e) Comfort Letter of Applicable Accountants. On the date hereof, the Agents shall have received a letter from the applicable independent accountants, dated as of the date hereof and in form and substance satisfactory to the Agents, to the effect that (i) it is their opinion that any historical summaries of revenue and certain operating expenses for the properties related thereto included in each Form 8-K and each Form 8-K/A of the Company incorporated by reference in the Registration Statement or the Statutory Prospectus and audited by them and covered by their opinions therein comply in form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations and (ii) if clause (i) is applicable, they are independent accountants with respect to the Company within the meaning of the 1933 Act and the 1933 Act Regulations.

         (f) Other Documents. On the date hereof and on each Settlement Date, counsel to the Agents shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of Notes as herein contemplated shall be satisfactory in form and substance to the Agents and to counsel to the Agents.

         If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the applicable Agent or Agents by notice to the Company at any time and any such termination shall be without liability of any party to any other party, except that the covenant regarding provision of an earnings statement set forth in Section 4(g) hereof, the provisions concerning payment of expenses under
Section 10 hereof, the indemnity and contribution agreement set forth in Sections 8 and 9 hereof, the provisions concerning the representations, warranties and agreements to survive delivery of Section 11 hereof, the provisions relating to governing law and forum set forth in Section 14 and the provisions relating to parties set forth in Section 15 hereof shall remain in effect.

SECTION 6. Delivery of and Payment for Notes Sold through an Agent.

         Delivery of Notes sold through an Agent as agent shall be made by the Company to such Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, such Agent shall promptly notify the Company and deliver such Note to the Company and, if such Agent has theretofore paid the Company for such Note, the Company will promptly return such funds to such Agent. If such failure occurred for any reason other than default by such Agent in the performance of its obligations hereunder, the Company will reimburse such Agent on an equitable basis for its loss of the use of the funds for the period such funds were credited to the Company's account.

SECTION 7. Additional Covenants of the Company.

         The Company covenants and agrees with the Agents that:

         (a) Reaffirmation of Representations and Warranties. Each acceptance by the Company of an offer for the purchase of Notes (whether to one or more Agents as principal or through an Agent as agent), and each delivery of Notes (whether to one or more Agents as principal or through an Agent as agent), shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement and in any certificate theretofore delivered to the Agents pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to such Agent or Agents or to the purchaser or its agent, as the case may be, of the Note or Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented to each such time).

         (b) Subsequent Delivery of Certificates. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rate or formula applicable to the Notes or similar changes, and other than by an amendment or supplement which relates exclusively to the issuance of securities other than the Notes), (ii) there is filed with the Commission any document incorporated by reference into the Registration Statement, the General Disclosure Package or the Prospectus (other than any Current Report on Form 8-K relating exclusively to the issuance of securities other than the Notes), (iii) (if required in connection with the purchase of Notes from the Company by one or more Agents as principal) the Company sells Notes to such Agent or Agents as principal or (iv) if the Company issues and sells Notes in a form not previously certified to the Agents by the Company, the Company shall furnish or cause to be furnished to the Agent(s), forthwith a certificate dated the date of filing with the Commission of such supplement or document, the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form satisfactory to the Agent(s) to the effect that the statements contained in the certificate referred to in Section 5(c) hereof which were last furnished to the Agents are true and correct at the time of the filing or effectiveness of such amendment or supplement, as applicable, or the time of such sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(c) hereof, modified as necessary to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented to the time of delivery of such certificate.

         (c) Subsequent Delivery of Legal Opinions. (a) Each time that (i) the Registration Statement or the Statutory Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rate or formula applicable to the Notes or similar changes or solely for the inclusion of additional financial information, and other than by an amendment or supplement which relates exclusively to the issuance of securities other than the Notes), (ii) there is filed with the Commission any document incorporated by reference into the Registration Statement, the General Disclosure Package or the Prospectus (other than any Current Report on Form 8-K, unless the Agents shall otherwise specify), (iii) (if required in connection with the purchase of Notes from the Company by one or more Agents as principal) the Company sells Notes to such Agent or Agents as principal or (iv) the Company issues and sells Notes in a form not previously certified to the Agents by the Company, then, the Company shall furnish or cause to be furnished forthwith to the Agent(s) and to counsel to the Agents the written opinions of Latham & Watkins LLP, counsel to the Company, Venable, LLP, Maryland counsel to the Company and Robert P. Schulman, counsel for the Company or other counsel satisfactory to the Agent(s), dated the date of filing with the Commission of such supplement or document, or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form and substance satisfactory to the Agent(s), of the same tenor as the opinion referred to in Section 5(b)(1), 5(b)(2) and 5(b)(3), respectively, hereof, but modified, as necessary, to relate to the Registration Statement, the Prospectus and the Disclosure Package, as applicable, as amended and supplemented to the time of delivery of such opinion or, in lieu of such opinion, counsel last furnishing such opinion to the Agents shall furnish the Agent(s) with a letter substantially to the effect that the Agent(s) may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement, the Prospectus and the Disclosure Package, as applicable, as amended and supplemented to the time of delivery of such letter authorizing reliance); provided, however, that counsel need not render the opinion required under Section 5(b)(1)(xi) upon the filing of any Quarterly Report on Form 10-Q which does not include information relating to such tax matters, unless the Agents shall otherwise specify.

         (d) Subsequent Delivery of Comfort Letters. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information (other than by an amendment or supplement which relates exclusively to the issuance and/or offering of securities other than the Notes), (ii) there is filed with the Commission any document incorporated or deemed incorporated by reference into the Registration Statement or the Statutory Prospectus which contains additional financial information, or (iii) (if required in connection with the purchase of Notes by one or more Agents as principal) the Company sells Notes to such Agent or Agents as principal, the Company shall cause PricewaterhouseCoopers LLP and other applicable independent accountants forthwith to furnish to the Agent(s) a letter, dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, with the Commission, or the date of such sale, as the case may be, in form satisfactory to the Agent(s), of the same tenor, in the case of PricewaterhouseCoopers LLP, as the portions of the letter referred to in clauses (i) and (ii) of Section 5(d) hereof but modified to relate to the Registration Statement, the Prospectus and the General Disclosure Package as amended and supplemented to the date of such letter, and of the same general tenor as the portions of the letter referred to in clauses (iii) and (iv) of said Section 5(d) with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company and, in the case of the applicable independent accountants, if any, as the letter referred to in
Section 5(e).

SECTION 8. Indemnification.

         (a) Indemnification of the Agent(s). The Company agrees to indemnify and hold harmless each Agent and each person, if any, who controls such Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) including the Rule 430B Information, or the omission or alleged omission therefrom of a material fact necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in the Prospectus, any preliminary prospectus, any Issuer Free Writing Prospectus (or any amendment or supplement thereto), or any "issuer information" (as defined in Rule 433) filed or required to be filed pursuant to Rule 433(d), or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if any such settlement is effected with the written consent of the Company;

                  (iii) against any and all expense whatsoever (including the fees and disbursements of counsel chosen by such Agent), as incurred, which was reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above.

         provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Agent expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430B Information, the Prospectus (or any amendment or supplement thereto), any preliminary prospectus or any Issuer Free Writing Prospectus or made in reliance upon the Trustee's Statement of Eligibility filed as an exhibit to the Registration Statement.

         (b) Indemnification of Company. Each Agent severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430B Information, or any preliminary prospectus, the Prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by the Agents expressly for use therein.

         (c) Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 8(a) hereof, counsel to the indemnified parties shall be selected by the applicable Agent(s) and shall be reasonably acceptable to the Company and, in the case of parties indemnified pursuant to Section 8(b) hereof, counsel to the indemnified shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

         No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 or 9 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

SECTION 9. Contribution.

         In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 8 hereof is for any reason held to be unavailable to or insufficient to hold harmless the indemnified parties although applicable in accordance with its terms, the Company and the Agents shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Agents, as incurred, in such proportions that each applicable Agent is responsible for that portion represented by the percentage that the commission or underwriting discount received by such Agent bears to the total sales price from the sale of the Notes sold to or through such Agent that were the subject of the claim for indemnification, and the Company is responsible for the balance; provided, however, that (i) no Agent shall be required to contribute any amount in excess of the amount by which the total discount or commission received by such Agent in connection with the offering of the Notes that were the subject of the claim for indemnification exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of any applicable untrue or alleged untrue statement or omission or alleged omission and (2) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls an Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

SECTION 10. Payment of Expenses.

         The Company will pay all expenses incident to the performance of its obligations under this Agreement, including:

         (a) The preparation, filing, printing and delivery of the Registration Statement and all amendments thereto and the Prospectus and any amendments or supplements thereto;

         (b) The preparation, printing and delivery of this Agreement;

         (c) The preparation, printing, issuance and delivery of the Notes, including any fees and expenses relating to the eligibility and issuance of Notes in book-entry form and the cost of obtaining CUSIP or other identification numbers for the Notes;

         (d) The preparation, printing and delivery of each Issuer Free Writing Prospectus to investors or prospective investors;

         (e) The fees and disbursements of the Company's accountants, counsel and other advisors or agents (including any calculation agent or exchange rate agent) and of the Trustee and its counsel;

         (f) The reasonable fees and disbursements of counsel to the Agents incurred in connection with the establishment of the Program and incurred from time to time in connection with the transactions contemplated hereby;

         (g) The qualification of the Notes under state securities laws in accordance with the provisions of Section 4(k) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Agents in connection therewith and in connection with the preparation of any Blue Sky or Legal Investment Survey;

         (h) The fees charged by nationally recognized statistical rating organizations for the rating of the Program and the Notes;

         (i) The fees and expenses incurred in connection with any listing of Notes on a securities exchange;

         (j) The filing fees incident to, and the reasonable fees and disbursements of counsel to the Agents in connection with, the review, if any, by the National Association of Securities Dealers, Inc.; and

         (k) Any advertising and other out-of-pocket expenses of the Agents incurred with the approval of the Company.

SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

         All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agents or any controlling person of an Agent, or by or on behalf of the Company, and shall survive each delivery of and payment for any of the Notes.

SECTION 12. Termination.

         (a) Termination of this Agreement. This Agreement (excluding any agreement hereunder by one or more Agents to purchase Notes from the Company as principal) may be terminated for any reason, at any time by either the Company or an Agent, as to itself, upon the giving of 10 days' prior written notice of such termination to the other party hereto.

         (b) Termination of Agreement to Purchase Notes as Principal. The applicable Agent or Agents may terminate any agreement hereunder by such Agent or Agents to purchase Notes from the Company as principal, immediately upon notice to the Company, at any time prior to the Settlement Date relating thereto, if (i) there has been, since the date of such agreement or since the respective dates as of which information is given in the Registration Statement, the Prospectus or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or if such Notes are denominated and/or payable in, or indexed to, one or more foreign or composite currencies, in the international financial markets, or any outbreak of hostilities or escalation thereof or other national or international calamity or crisis, in each case the effect of which is such as to make it, in the judgment of such Agent or Agents, impracticable to market such Notes or enforce contracts for the sale of such Notes, or (iii) trading in any securities of the Company has been suspended or materially limited by the Commission or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange shall have been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by such system or by order of the Commission or any other governmental authority, or (iv) a banking moratorium has been declared by either Federal or New York authorities or by the relevant authorities in the country or countries of origin of any foreign or composite currency or currencies in which the Notes are denominated or payable, or (v) the rating assigned by any nationally recognized statistical rating organization to the Program or any debt securities (including the Notes) of the Company as of the date of such agreement shall have been lowered or withdrawn since that date or if any such rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Program or any such debt securities of the Company, or (vi) there shall have come to the attention of such Agent or Agents any facts that would cause them to believe that the Registration Statement, the Prospectus and the General Disclosure Package, at the time it was required to be delivered to a purchaser of such Notes, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading.

         (c) General. In the event of any such termination, neither party will have any liability to the other party hereto, except that (i) the Agents shall be entitled to any commission earned in accordance with the third paragraph of
Section 3(b) hereof, (ii) if at the time of termination (a) any Agent shall own any Notes purchased by it from the Company as principal with the intention of reselling them or (b) an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or his agent of the Note or Notes relating thereto has not occurred, the covenants set forth in Sections 4 and 7 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and (iii) the covenant set forth in Section 4(j) hereof, the provisions of Section 10 hereof, the indemnity and contribution agreements set forth in Sections 8 and 9 hereof, and the provisions of Sections 11, 16 and 17 hereof shall remain in effect.

SECTION 13. Tax Disclosure.

         Notwithstanding any other provision of this Agreement or any Terms Agreement, immediately upon commencement of discussions with respect to the transactions contemplated hereby or by any Terms Agreement, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement or any Terms Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to the Company relating to such tax treatment and tax structure. For purposes of the foregoing, the term "tax treatment" is the purported or claimed federal income tax treatment of the transactions contemplated hereby or by any Terms Agreement, and the term "tax structure" includes any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transactions contemplated hereby or by any Terms Agreement

SECTION 14. Notices.

         Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

         If to the Company:

                  Kimco Realty Corporation
                  3333 New Hyde Park Road
                  New Hyde Park, New York  11042-0020
                  Attention: Milton Cooper
                  Chairman of the Board
                  Telecopy No.:  (516) 869-9001


         If to the Agents:

                  Merrill Lynch & Co.
                  Merrill Lynch, Pierce, Fenner & Smith
                           Incorporated
                  4 World Financial Center, 15th Floor
                  New York, New York  10080
                  Attention:  MTN Product Management
                  Telecopy No.:  (212) 449-2234

                  Banc of America Securities LLC
                  Bank of America Corporate Center
                  100 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attention: MTN Desk
                  Telecopy No.: (704) 388-9939

                  Banc of America Securities LLC
                  40 West 57th Street
                  Mail Stop NY1-040-27-03
                  New York, New York 10019
                  Attn: High Grade Transaction Management
                  Telecopy No.: (704) 264-2522

                  BNY Capital Markets, Inc.
                  1 Wall Street, 18th Floor
                  New York, New York  10286
                  Attention: Philip Benedict
                  Telecopy No.: (212) 635-8525

                  Credit Suisse Securities (USA) LLC
                  11 Madison Avenue, 5th Floor
                  New York, New York
                  Attention:  Short and Medium Term Finance
                  Telecopy No.:  (212) 743-5825

                  Goldman, Sachs & Co.
                  85 Broad Street - 29th Floor
                  New York, New York  10004
                  Attention: Ben Smilchensky, Corporate Syndicate
                  Telecopy No.:  (212) 902-8130

                  J.P. Morgan Securities Inc.
                  270 Park Avenue - 8th Floor
                  New York, New York 10017
                  Attention: Medium-Term Note Desk
                  Telecopy No.: (212) 834-6081

                  Morgan Stanley & Co. Incorporated
                  1585 Broadway, 2nd Floor
                  New York, New York  10036
                  Attention: Manager - Continuously Offered Products Telecopy No.: (212) 761-0780

                  UBS Securities LLC
                  677 Washington Boulevard
                  Stamford, Connecticut  06901
                  Attention: Fixed Income Syndicate
                  Telecopy No.: (203) 719-0495

                  Wachovia Capital Markets, LLC
                  301 S. College Street, NC0600
                  Charlotte, North Carolina  28288
                  Attention: Debt Capital Markets
                  Telecopy No.: (704) 383-9165

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 14.

SECTION 15. No Fiduciary Duty.

         The Company acknowledges and agrees that (i) each purchase and sale, or placement, of Notes pursuant to this Agreement and the applicable Terms Agreement, including the determination of any price for the Notes and Agent compensation, is an arm's-length commercial transaction between the Company, on the one hand, and the applicable Agent(s), on the other hand, (ii) in connection therewith and with the process leading to such transactions, each Agent is acting solely as a principal and not the agent (except to the extent explicitly set forth herein) or fiduciary of the Company or any of its affiliates, (iii) no Agent has assumed any advisory or fiduciary responsibility in favor of the Company or any of its affiliates with respect to any offering of Notes contemplated by this Agreement and the applicable Terms Agreement or the process leading thereto (irrespective of whether such Agent has advised or is currently advising the Company or any of its affiliates on other matters) or any other obligation to the Company or any of its affiliates with respect to any offering of Notes except the obligations explicitly set forth in this Agreement and the applicable Terms Agreement, (iv) the Agents and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and (v) no Agent has provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement and the applicable Terms Agreement, and the Company has consulted its own legal and financial advisors to the extent it deemed appropriate.

         The Company agrees that it will not claim that the Agents, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with the transaction contemplated by this Agreement and the applicable Terms Agreement or the process leading thereto.

         This Agreement and the applicable Terms Agreement supersede all prior agreements and understandings (whether written or oral) between the Company and the Agent or several Agents, or any of them, with respect to the subject matter hereof and thereof. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Agent or several Agents with respect to any breach or alleged breach of agency or fiduciary duty.

SECTION 16. Governing Law; Forum.

         This Agreement and all the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State. Any suit, action or proceeding brought by the Company against any Agent in connection with or arising under this Agreement shall be brought solely in the state or federal court of appropriate jurisdiction located in the Borough of Manhattan, The City of New York.

SECTION 17. Parties.

         This Agreement shall inure to the benefit of and be binding upon the Agents and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, officers and directors referred to in Sections 8 and 9 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons, officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

SECTION 18. Counterparts.

         This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts hereof shall constitute a single instrument.

SECTION 19. Effect of Headings.

         The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with the Agents' understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Distribution Agreement, along with all counterparts, will become a binding agreement among the Agents and the Company in accordance with its terms.

                                     Very truly yours,

                                     KIMCO REALTY CORPORATION


                                     By:   /s/ Glenn G. Cohen
                                         -------------------------------------
                                         Name: Glenn G. Cohen
                                         Title: Vice President - Treasurer

Confirmed and Accepted, as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED


By: /s/ Scott Primrose
    ----------------------------------
        (Authorized Signatory)


BANC OF AMERICA SECURITIES LLC


By: /s/ Lily Chang
    ----------------------------------
       (Authorized Signatory)


BNY CAPITAL MARKETS, INC.


By: /s/ Phil Benedict
    -----------------------------
       (Authorized Signatory)


CREDIT SUISSE SECURITIES (USA) LLC


By: /s/ Helena Willner
    --------------------------------------
        (Authorized Signatory)

GOLDMAN, SACHS & CO.


By: /s/ Goldman, Sachs & Co.
    ------------------------
     (Authorized Signatory)


J.P. MORGAN SECURITIES INC.


By: /s/ Robert Bottamedi
    -------------------------------
        (Authorized Signatory)


MORGAN STANLEY & CO. INCORPORATED



By: /s/ Michael Fusco
    --------------------------------
         (Authorized Signatory)


UBS SECURITIES LLC                        UBS SECURITIES LLC


By: /s/ Christopher Forshner              By: /s/ Ryan Donovan
    ---------------------------------         ---------------------------------
     (Authorized Signatory)


WACHOVIA CAPITAL MARKETS, LLC


By: /s/ Kevin Smith
    --------------------------------
        (Authorized Signatory)

                                                                       EXHIBIT A

                             FORM OF TERMS AGREEMENT

                                                                            , 20

Kimco Realty Corporation
3333 New Hyde Park Road
Suite 100
New Hyde Park, New York 11042-0020

         Subject in all respects to the terms and conditions of the Distribution
Agreement, dated         , 20  , (the "Distribution Agreement"), between Kimco
Realty Corporation (the "Company") and the Agents named therein, you, the undersigned Agents (collectively, the "Underwriters") severally agree to purchase certain Medium-Term Notes, Series C, of the Company on the terms
described herein and in the Company's Pricing Supplement, dated         , 20  ,
to the Company's Prospectus, dated         , 20  , and Prospectus Supplement,
dated         , 20   (the "Notes")

         The following terms, if applicable, shall be agreed to by one or more Agents and the Company in connection with each sale of Notes:

         Principal Amount: $_______
                  (or principal amount of foreign currency or composite currency)

         Price to Public:  ___%, plus accrued interest, if any, from        , 20

         Underwriting Discount:  ___% o

         Purchase Price:  ___%, plus accrued interest, if any, from         , 20

         Selling Concession:  ___%

         Reallowance:  ___%

         Interest Rate or Formula:
                  If Fixed Rate Note,
                           Interest Rate:
                           Interest Payment Dates:

                  If Floating Rate Note,
                           Interest Rate Basis(es):
                                If LIBOR,
                                    LIBOR Reuters Page:
                                    LIBOR Telerate Page:
                                    Designated LIBOR Currency:
                                If CMT Rate,
                                    Designated CMT Telerate Page:
                                         If Telerate Page 7052:

                                            Weekly Average
                                            Monthly Average
                                    Designated CMT Maturity Index:
                           Initial Interest Rate, if any:
                           Initial Interest Reset Date:
                           Spread and/or Spread Multiplier, if any:
                           Interest Reset Dates:
                           Interest Payment Dates:
                           Index Maturity:
                           Maximum Interest Rate, if any:
                           Minimum Interest Rate, if any:
                           Fixed Rate Commencement Date, if any:
                           Fixed Interest Rate, if any:
                           Calculation Agent:
                           Day Count Convention:

         Redemption Provisions:
                  Initial Redemption Date:
                  Initial Redemption Percentage:
                  Annual Redemption Percentage Reduction, if any:

         Repayment Provisions:
                  Optional Repayment Date(s):

         Trade Date:

         Stated Maturity Date:

         Settlement Date:

         Record Dates:

         Form:

         CUSIP Number:

         Underwriters:

         Specified Funds for Payment of
                  Purchase Price:

         Time and Place of and Payment for the Notes:

         Requirements to Deliver the Documents:

         Allocation Among Underwriters:

         Fees and Disbursements of Counsel to
                  the Underwriters:

         Specified Currency:

         Authorized Denominations:

         Exchange Rate Agent:

         Issuer Free Writing Prospectus (including the Final Term Sheet, if applicable): See Exhibit B hereto.

         Applicable Time:

         Additional/Other Terms:

Also, in connection with the purchase of Notes by one or more Agents as principal, agreement as to whether the following will be required:

         Officers' Certificate pursuant to Section 7(b) of the Distribution Agreement.

         Legal Opinions pursuant to Section 7(c) of the Distribution Agreement.

         Comfort Letter pursuant to Section 7(d) of the Distribution Agreement.

         Stand-off Agreement pursuant to Section 4(k) of the Distribution Agreement.

                                                    EXHIBIT A TO TERMS AGREEMENT

                            FORMS OF FINAL TERM SHEET

                            KIMCO REALTY CORPORATION
                           SERIES C MEDIUM-TRUST NOTES
                             DUE NINE MONTHS OR MORE
                               FROM DATE OF ISSUE

                                FINAL TERM SHEET

                      Form of Fixed Rate Pricing Term Sheet

Issuer:                                                 Kimco Realty Corporation
Size:
Security Type:
Maturity:
Coupon:
Price to Public:
Yield to maturity:
[Spread to Benchmark Treasury:
[Benchmark Treasury:]
[Benchmark Treasury Spot and Yield:
Proceeds (Before Expenses) to Issuer:
Interest Payment Dates:
Redemption Provisions:
     First call date and price:
     Make-whole call
Trade Date:
Settlement Date:
Denominations
CUSIP:
Ratings:
Underwriters:

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS IF YOU REQUEST IT BY CALLING COLLECT o.

ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT BY BLOOMBERG OR ANOTHER EMAIL SYSTEM.

                    Form of Floating Rate Pricing Term Sheet

Issuer:                                                 Kimco Realty Corporation
Size:
Maturity:
Coupon:
Price to Public:
Proceeds (Before Expenses) to Issuer:
Interest Payment and Reset Dates:
Day Count Convention
Redemption Provisions:
Trade Date:
Settlement Date:
Denominations
CUSIP:
Ratings:
Underwriters:

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS IF YOU REQUEST IT BY CALLING COLLECT o.

ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT BY BLOOMBERG OR ANOTHER EMAIL SYSTEM.

                                                    EXHIBIT B TO TERMS AGREEMENT


                  [SPECIFY EACH ISSUER FREE WRITING PROSPECTUS]

                                                                      SCHEDULE A

         As compensation for the services of the Agents hereunder, the Company shall pay the applicable Agent, on a discount basis, a commission for the sale of each Note equal to the principal amount of such Note multiplied by the appropriate percentage set forth below:

                                                               PERCENT OF
MATURITY RANGES                                             PRINCIPAL AMOUNT

From 9 months to less than 1 year...........................     .125%

From 1 year to less than 18 months..........................     .150

From 18 months to less than 2 years.........................     .200

From 2 years to less than 3 years...........................     .250

From 3 years to less than 4 years...........................     .350

From 4 years to less than 5 years...........................     .450

From 5 years to less than 6 years...........................     .500

From 6 years to less than 7 years...........................     .550

From 7 years to less than 10 years..........................     .600

From 10 years to less than 15 years.........................     .625

From 15 years to less than 20 years.........................     .700

From 20 years to 30 years...................................     .750

Greater than 30 years.......................................        *



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* As agreed to by the Company and the applicable Agent at the time of sale.